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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported):  April 10, 2002

                        Commission File Number 000-23129

                             NORTHWAY FINANCIAL, INC
             (Exact name of registrant as specified in its charter)

           New Hampshire                               04-3368579
           -------------                               ----------
           (State or other jurisdiction of             (IRS Employer
           incorporation or organization)              Identification No.)

           9 Main Street
           Berlin, New Hampshire                                03570
           --------------------------------------------------------------
           Address of principal executive offices               (Zip Code)

                                 (603) 752-1171
                                 --------------
              (Registrant's telephone number, including area code)

                                    No Change
                                    ---------
(Former name, former address and former fiscal year, if changed since last year)

Item 5:  Other Events.

On April 10, 2002, Northway Financial Inc. (the "Company") completed the private placement of $7,000,000 aggregate liquidation amount of floating rate trust preferred securities (the "Capital Securities") issued by its Delaware statutory business trust, Northway Capital Trust I (the "Trust"). The Capital Securities were sold to a pooled investment vehicle sponsored by Sandler O'Neill & Partners, L.P. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its common securities to the Company, were invested in Floating Rate Junior Subordinated Debt Securities of the Company due 2032 ("the Junior Subordinated Debt"), which were issued pursuant to an Indenture, dated April 10, 2002, between the Company and Wilmington Trust Company, as Trustee. Both the Capital Securities and the Junior Subordinated Debt have a floating rate, which resets semi-annually, equal to 6-month LIBOR plus 3.70%, with a ceiling of 11.00% for the first five years. Currently, the interest rate on these securities is 6.0154%. Payments of distributions and other amounts due on the Capital Securities are irrevocably guaranteed by the Company, to the extent that the Trust has funds available for the payments of such distributions, pursuant to a Guarantee Agreement, dated April 10, 2002, between the Company and Wilmington Trust Company, as Guarantee Trustee. The Junior Subordinated Debt and the Capital Securities may be redeemed at the option of the Company on fixed semi-annual dates beginning on April 22, 2007. Copies of the operative agreements and other documents related to this private placement are attached as exhibits 99.1 through 99.6 to this Form 8-K.

Item 7: Financial Statements and Exhibits.

        (a)     Financial Statements of Business Acquired.
                Not applicable

        (b)     Pro Forma Financial Information.
                Not applicable

        (c)     Exhibits.

                99.1 Indenture Dated as of April 10, 2002 Between Northway Financial Inc. as Issuer and Wilmington Trust Company as Trustee for Floating Rate Junior Subordinated Debt Securities Due 2032

                99.2 Amended and Restated Declaration of Trust for Northway Capital Trust 1 Dated as of April 10, 2002

                99.3 Guarantee Agreement for Northway Financial Inc. Dated as of April 10, 2002

                99.4     Common Security Certificate

                99.5     Capital Security Certificate

                99.6     Floating Rate Junior Subordinated Debt Security Due
                         2032

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NORTHWAY FINANCIAL, INC.


                                      By:  /s/ Richard P. Orsillo
                                         ----------------------------------
                                               Richard P. Orsillo
                                               Senior Vice President and
                                               Chief Financial Officer

Date:  April 10, 2002
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